SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 20, 2005
                                                         ----------------


                                  Eagle Bancorp
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             (Exact name of registrant as specified in its charter)


        United States               000-29687                81-0531318
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 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)


       1400 Prospect Avenue, Helena, MT                       59601
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   (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (406) 442-3080
                                                   --------------



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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition
             ---------------------------------------------

             On January 20, 2005, Eagle Bancorp announced its results of operations for the second quarter of the 2005 fiscal year. A copy of the press release dated January 20, 2005 is attached as Exhibit 99.1.


Item 8.01    Other Events
             ------------

             On January 20, 2005, Eagle Bancorp also announced its Board of Directors has approved a stock repurchase program for the company's shares. It permits Eagle to acquire up to 57,500 shares of its common stock subject to market conditions. It is mentioned in the same press release mentioned above in
Item 2.02.

             The information in Item 2.02 and Item 8.01 to this Form 8-K and
Exhibit 99.1 in accordance with general instruction B.2 of Form 8-K, is being furnished and shall not be deemed file for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.



                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: January 20, 2005                            EAGLE BANCORP



                                                   By: /s/ Peter J. Johnson
                                                       --------------------
                                                       Peter J. Johnson
                                                       Senior VP/Treasurer



Exhibit No.                Description
-----------                -----------

99.1                       Press release dated January 20, 2005.